THERMON®


ЛУКОЙЛ - ЛИДЕР
НЕФТЯНОГО ПРОИЗВОДСТВА !

Investor Presentation

2011

Disclaimer

Certain statements in this presentation and responses to various questions may constitute forward-looking statements within the meaning of the U.S. federal securities laws. These forward-looking statements include, without limitation, statements regarding Thermon Group Holdings, Inc.'s (the "Company," "Thermon," "we," "our" or "us") industry, business strategy, plans, goals and expectations concerning our market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources and other financial and operating information. When used, the words "anticipate," "assume," "believe," "budget," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "forecast," "will," "future" and similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements reflect our current expectations regarding future events, results or outcomes. These expectations may or may not be realized. Some of these expectations may be based upon assumptions, data or judgments that prove to be incorrect. In addition, our business and operations involve numerous risks and uncertainties, many of which are beyond our control, which could result in our expectations not being realized or otherwise materially affect our financial condition, results of operations and cash flows. Our forward-looking statements are not guarantees of future performance, and actual results and future performance may differ materially from those suggested in any forward-looking statements due to a variety of factors, including those described under the caption "Risk Factors" in our Registration Statement on Form S-1 filed with the Securities and Exchange Commission on April 19, 2011. We do not intend to update these statements unless we are required to do so under applicable securities laws.

The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of the Company.

The information and opinions contained in this document are provided as at the date of this presentation and are subject to change without notice. This document has not been approved by any competent regulatory or supervisory authority.

This document will not be left behind after this presentation and by accepting this document and attending the presentation you acknowledge and agree to be bound by the foregoing limitations.

Experienced Leadership Team

Rodney Bingham
President & CEO

- Has held leadership positions in R&D, Engineering, Product Management and Sales & Marketing
- 40 years of experience with Thermon

George Alexander
Executive Vice President

- Global Head of Sales
- 40 years of experience with Thermon

Jay Peterson
Senior Vice President

- Chief Financial Officer
- Joined in July 2010
- Previously CFO of Forgent Networks (Nasdaq / FORG) for 10 years

René van der Salm
Senior Vice President

- Global Head of Manufacturing & Logistics
- 10 years of experience with Thermon

Who We Are

- A leading global provider of heat tracing solutions delivering comprehensive, engineered solutions for complex projects around the world
- Attractive mix between Greenfield and recurring business
- Serve a large and diverse base of multinational, loyal customers
- Long history of revenue growth and consistent margins
  - 5-year revenue CAGR of 13.7%; long-term average gross margins of 44%

End Markets (1)



Oil & Gas
59%
Chemicals
10%
Power
25%
Other
6%

Geography (2)



Americas
30%
Canada
29%
Asia
12%
Europe
Middle East
Russia
29%

Market Share (3)



Tyco Thermal
Controls
29%
Thermon
21%
Bartec
4%
Others
46%

(1) Results for the twelve months ended 12/31/10.
(2) Results for the nine months ended 12/31/10.
(3) Estimated 2010 market shares for industrial electric heat tracing product manufacturers. From market analysis prepared by Alvarez & Marsal, March 2011.

Broad Portfolio of Products; Engineering & Design Capability

- **Highly engineered thermal solutions used for:**
  - Process temperature and flow maintenance
  - Freeze protection
  - Emissions monitoring and environmental compliance
- **Largest facilities contain hundreds of thousands of feet of heat tracing cable**

Products → **Engineering / Design** → **Comprehensive Solutions**


Heating Cables and Tubing Bundles


Control Systems


Control Devices


Engineering Design, Installation, and Maintenance Services


Shell's Pearl Project Gas-to-Liquids Facility in Qatar

Overview of Heat Tracing Market

($ Billions)

Industrial Heat Tracing End Markets (Products)



$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
~43% Market Growth
$2.1
$0.2
$0.3
$0.4
$1.3
$3.0
$0.3
$0.3
$0.5
$1.8
'10 – '15
CAGR
Other:
7.1%
Power:
3.6%
Chemicals:
6.9%
Oil & Gas:
7.4%
2010
2015
Oil & Gas
Chemicals
Power
Other

Industrial Heat Tracing – Steam vs.. Electric (Products)



$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
~43% Market Growth
$2.1
55%
45%
$3.0
47%
53%
2010
2015
Electric
Steam

Source: Heat tracing market analysis prepared by Alvarez & Marsal, March 2011.

Attractive Mix Between Greenfield and Recurring Business

Business Mix

	Greenfield	MRO / UE
Definition	Project work related to new facilities	Maintenance, upgrade & small expansion work ("inside the fence")
% of Revenue	~40%	~60%
Size / Length of Projects	> $1 million per customer annually > 6 mos. (1-2 yrs lead time)	< $1 million per customer annually < 6 mos.
Drivers	▪ Energy demand ▪ Capital spending	▪ Installed base ▪ High switching costs ▪ Heat tracing is replaced as maintenance is performed on in-line equipment
Strategy	▪ Turnkey solutions ▪ Global footprint, local presence ▪ Reputation ▪ Longstanding customer relationships	▪ Local design, engineering, inventory and supply chain ▪ Installed base creates advantage

MRO / UE Business Provides Consistent Recurring Revenues

Customer Case Studies

Greenfield: Imperial Oil's Kearl Oil Sands Project	MRO: Irving Oil Project



- Total feet of heat tracing: ~1.6 million
- % of total pipes traced: ~75%
- Total heat tracing expenditure: $64 million
- Total project cost: ~$8 billion



- Original contract value of $6.3 million
- Recurring revenue generated by small site projects and material purchases
  - Ranged between ~$0.4 and $0.6 million per year over last 5 years
  - Average annual revenue of $0.5 million, or 7.5% of original contract value

Serving a Large and Diverse Base of Loyal Customers

THERMON

3M
BASF
BECHTEL
Chevron
ConocoPhillips
DOW
DUPONT
Eni Agip
ExxonMobil
FLUOR
LG Chem
Reliance Industries Limited
ROSNEFT
Shell
PEMEX

Loyal Relationships with Customers and Strategic Partners, Some for 50+ Years

Outstanding Financial Performance

($ Millions)

Long History of Revenue Growth and Consistent Margins



$250
$200
$150
$100
$50
$0
75%
60%
45%
30%
15%(1)
Average Gross Margin: 44%
21-Year Revenue CAGR: 8.4%
5-Year Revenue CAGR: 13.7%
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Sales
Gross Margin %
Median Gross Margin %

Note: Results for fiscal years ended March 31.
(1) Midpoint of estimated revenue range for Fiscal 2011.

Attractive End Markets Driven by Global Growth and Development

THERMON

Growth in Global Projected Energy Consumption

(Quadrillion BTU)



800
600
400
200
0
495
543
590
639
687
739
2007
2015
2020
2025
2030
2035

Source: EIA Energy Outlook 2010.

Growth in Global Upstream Capital Spending

($Billions)



9% CAGR
$700
$600
$500
$400
$300
$200
$100
$0
$450
$490
$525
$550
$620
$690
$350
$385
$415
$435
$495
$560
$100
$105
$110
$115
$125
$130
2010
2011
2012
2013
2014
2015
U.S.
Rest of World

Source: Barclays Capital Equity Research, February 2011.

Global Growth in Refined Product Demand

(million barrels / day)



50
45
40
35
30
25
20
15
+20.0%
+42.8%
+44.6%
2009
2013
2017
2021
2025
Asia
Middle East
Latin America

Source: Purvin & Gertz, February 2011 "Global Petroleum and Power Outlook."

Capital Spending in Global Chemicals Processing

($Billions)



11% CAGR
$500
$400
$300
$200
$100
$0
$247
$280
$318
$356
$390
$418
$222
$253
$289
$324
$356
$383
$25
$27
$29
$32
$34
$36
2010
2011
2012
2013
2014
2015
U.S.
Rest of World

Source: American Institute of Chemical Engineers, January 2011 "Capital Spending in the Chemical Industry."

Increasing Investment in Cold, Harsh Climates

Canadian Crude Oil Production Outlook



(million barrels / day)
4
3
2
1
2000
2005
2010
2015
2020

Russian Crude Oil Production Outlook



(million barrels / day)
11
10
9
8
7
6
5
4
2000
2005
2010
2015
2020
Existing
New
Future

Expected Canadian Oil Sands Capital Spending



($Billions)
$25
$20
$15
$10
$5
$0
$12
$15
$19
$20
2011
2012
2013
2014
Integrated
Upstream (Bitumen)
Standalone Upgrading

Expected CIS Refinery Capital Spending



($Billions)
$4
$3
$2
$1
$0
$2.7
$2.9
$3.0
$3.5
2011
2012
2013
2014
Maintenance
Growth

Source: Purvin & Gertz, February 2011 "Global Petroleum and Power Outlook."

Global Footprint Provides Access to High-Growth Markets Worldwide



Canada:
Thermon #1
USA:
Thermon #2
Mexico:
Thermon #1
South America:
Thermon #2
Europe:
Thermon #2
Russia:
Thermon #2
Japan:
Thermon #1
Korea:
Thermon #1
China:
Thermon #2
India:
Thermon #1
Sales and engineering
Fabrication plants
Production plants
Turnkey construction offices

- **Global footprint, local presence**
  - Sales in more than 90 countries worldwide
  - 77 direct sales employees in 16 countries
  - Over 100 independent sales agents and distributors in over 30 countries
  - Manufacturing facilities in the U.S., Europe, Canada and India

Source: Heat tracing market analysis prepared by Alvarez & Marsal, March 2011.

Highly Engineered, Mission Critical Solutions

THERMON

Products Critical to Safe and Efficient Facility Operation

- High cost of non-performance
- Customers place a premium on fast, reliable, on-spec system delivery
- Price is often a secondary consideration
- Use incumbent brand for MRO/UE to avoid switching complications or compatibility concerns

Strong, Established Reputation for Quality and Reliability

- Important due to critical role of heat tracing in the operation of the plant
- Well respected for technical expertise
- Reputation for helpful and responsive customer service
- Leader in developing international industry standards

Reputation for Quality and Critical Nature of Products Creates Significant Barriers to Entry

Platform for Growth

Pursue Organic Growth, Including Commercial Market, Steam-to-Electric Conversion and Re-Invest in Business

Next Generation Thermal Control Products & Solutions



Leverage Installed Base to Expand Recurring Revenue Stream

Pursue Value-Added Acquisitions

Drive Growth Through Alliances with Major Customers and Suppliers

Support Alternative Energy Initiatives and Environmental Compliance Mandates

Financial Overview

Financial Highlights

- Long history of driving top-line growth and highly consistent margins
- High free cash flow generation
- Highly flexible cost structure
- Minimal ongoing maintenance capital expenditure requirements
- Strong balance sheet with flexibility to pursue strategic growth opportunities

Consistent Profitability Through Economic Cycles

($ Millions)

Adjusted Gross Profit and Margin % (1)


$120
$100
$80
$60
$40
$20
$0
100%
75%
50%
25%
0%
12% Growth
$82.9
$97.3
$91.3
$102.7
45%
48%
47%
43%
32%
33%
33%
33%
FY 08
FY 09
FY 10
FY 11
Adjusted Gross Profit
Margin %
Median Comps Margin % (3)

Adjusted EBITDA and Margin % (2)


$70
$60
$50
$40
$30
$20
$10
$0
50%
40%
30%
20%
10%
0%
24% Growth
$38.0
$48.3
$46.6
$57.6
20%
24%
24%
24%
FY08
FY09
FY10
FY11
Adjusted EBITDA
Margin %
(3)

Note: Thermon fiscal year ends March 31.
(1) Gross profit adjusted for purchase accounting adjustments in fiscal year 2008 and fiscal year 2011 by $7.1mm and $7.5mm, respectively.
(2) See slide 22 for reconciliation of Adjusted EBITDA to Net Income.
(3) Comparable companies include Chart Industries, Colfax, Dresser-Rand, Flowserve, Gardner Denver and Robbins & Myers. Results adjusted to Thermon's fiscal period.

Consistent Growth & Low Capital Expenditures

THERMON

Historical Comparable Revenue Growth –> CY06 = 100%



Index
200%
180%
160%
140%
120%
100%
80%
87%
THR
64%
61%
40%
37%
23%
18%
18%
Comp Average
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010

(Adj EBITDA - Capex) / Revenue –> CY Basis



Margin %
25%
23%
21%
19%
17%
15%
13%
11%
9%
7%
5%
23%
23%
THR
21%
16%
15%
14%
14%
13%
Comp Average
12%
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010

Note: Comparable companies include Chart Industries, Colfax, Dresser-Rand, Flowserve, Gardner Denver and Robbins & Myers. For all companies, results are reflected on a calendar year basis.

Investment Highlights

- Attractive end-markets driven by accelerating global growth and development
- Well-positioned to access high-growth segments of addressable market worldwide
- A global market leader with respected reputation established over decades
- Highly engineered, “mission critical” solutions
- Long history of attractive financial results
- Significant growth potential
- Experienced management team with proven track record

Appendix

Reconciliations

($ Thousands)

	Pre-Predecessor / Predecessor Combined (Non-GAAP)	Predecessor		Predecessor / Successor Combined (Non-GAAP)
	Fiscal Year Ended March 31,			
	2008	2009	2010	2011
Net Income (Loss)	$(21,013)	$26,401	$18,940	$(15,207)
Interest Expense, net	8,207	9,531	7,351	29,581
Income Tax Expense (Benefit)	21,712	1,795	13,966	(11,274)
Depreciation and Amortization Expense	15,892	8,497	4,424	27,930
Stock-Based Compensation Expense	---	---	---	1,939
Audax Transaction Expenses (1)	8,820	---	---	---
CHS Transactions Expenses (2)	---	---	309	22,694
Other Sale Transaction Expenses (3)	---	1,273	---	---
Other Auction Transaction Expenses (4)	---	---	703	---
Non-Recurring Employee Bonus (5)	3,930	---	---	---
Management Fees (6)	475	825	862	2,003
Adjusted EBITDA	$38,023	$48,322	$46,555	$57,666

(1) Represents expenses related to the sale process that culminated with the successful completion of the Audax Transaction, which were incurred in fiscal 2008.
(2) Represents expenses related to the sale process that culminated with the successful completion of the Acquisition, which were incurred during fiscal 2010 and fiscal 2011.
(3) Represents legal, financial and other advisory and consulting fees and expenses incurred during fiscal 2009 when affiliates of the Audax Group, who we collectively refer to as Audax, engaged in negotiations to sell their controlling interest in us. Negotiations were abandoned by the parties in fiscal 2009.
(4) Represents legal, financial and other advisory and consulting fees and expenses incurred during fiscal 2010 when Audax commenced an auction process to sell their controlling interest in us. The auction process was abandoned by Audax in fiscal 2010.
(5) Represents non-recurring bonuses paid to employees prior to the Audax Transaction.
(6) Represents management fees that terminated in connection with the IPO. See "Certain Relationships and Related Party Transactions—Transaction Fee and Management Fee" in our prospectus.